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              FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         FIRST AMENDMENT, dated as of April 1, 1996 (this Amendment ), to the Credit Agreement referred to below by and among C.I.S., Inc., an Oklahoma corporation ( Borrower ), C.I.S. Technologies, Inc., a Delaware corporation ( Parent ), and General Electric Capital Corporation, a corporation organized under the banking laws of the State of New York ( Lender ), and acknowledged and consented to by AMSC, Inc., a Florida corporation
   ( AMSC ), and the Parent in its capacity as guarantor.

                                    WITNESSETH

         WHEREAS, Borrower, Parent and Lender are parties to that certain Amended and Restated Credit Agreement, dated as of February 1, 1996 (as amended, supplemented or otherwise modified prior to the date hereof, the
    Credit Agreement );

         WHEREAS, Parent has executed and delivered a Guaranty dated as of October 15, 1994 in favor of Lender (the Parent Guaranty );

         WHEREAS, AMSC has executed and delivered a Guaranty dated as of November 26, 1994 in favor of Lender (the Subsidiary Guaranty );

         WHEREAS, Borrower, Parent and Lender have agreed to amend the Credit Agreement in the manner, and on the terms and conditions provided for herein;

         WHEREAS, Parent, in its capacity as a guarantor, has also consented to the amendment provided for herein and has agreed to confirm its obligations under the Parent Guaranty; and

         WHEREAS, AMSC has consented to the amendment provided for herein and has agreed to confirm its obligations under the Subsidiary Guaranty;

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Borrower, Parent and Lender hereby agree as follows:

         1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement after giving effect to this Amendment.

         2. Amendment to Section 1.2 of the Credit Agreement. Section 1.2(c) of the Credit Agreement is hereby amended by deleting the date
    04/01/96" contained therein and inserting in lieu thereof the date
    05/1/96".

         3. Representations and Warranties. To induce Lender to enter into this Amendment, each of the Borrower and Parent hereby represents and warrants that:

               (a) The execution, delivery and performance by such Loan Party of this Amendment are within such Loan Party's corporate power
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         and have been duly authorized by all necessary corporate and shareholder action.

               (b) This Amendment has been duly executed and delivered by or on behalf of such Loan Party and AMSC.

                     This Amendment constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

               (d) No Default has occurred and is continuing both before and after giving effect to this Amendment.

               (e) No action, claim or proceeding is now pending or, to the knowledge of such Loan Party threatened against any Loan Party at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, (I) which challenges, to the extent applicable, any Loan Party s right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Credit Agreement as amended hereby or any other Loan Document, or the validity or enforceability of this Amendment, the Credit Agreement as amended hereby or any other Loan Document or any action taken under this Amendment, the Credit Agreement as amended hereby or any other Loan Document or (ii) which if determined adversely, is reasonably likely to have or result in a Material Adverse Effect after giving effect to this Amendment. To the knowledge of such Loan Party, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

         4. No Other Amendments. Except as expressly amended herein, the credit Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms.

         5. Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 10.2 of the Credit Agreement to pay and reimburse Lender for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

         6. Effectiveness. This Amendment shall become effective on the date (the Amendment Effective Date ) on which in the judgment of the Lender each of the following conditions shall have been either satisfied or waived in writing by Lender:

               (a) Amendment. Lender shall have received four original copies of this Amendment duly executed and delivered by Lender, the Borrower and Parent and consented and agreed to by AMSC and Parent in
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         its capacity as a guarantor.

               (b)   PARAGRAPH DELETED IN ITS ENTIRETY.

                     Payment of Expenses. Borrower shall have paid to Lender all costs, fees and expenses owing in connection with this Amendment and the other Loan Document and due to Lender (including, without limitation, reasonable legal fees and expenses).

               (d) Representations and Warranties. Lender shall have received a certificate of the Secretary or an Assistant Secretary of Parent certifying that all representations and warranties of or on behalf of the Loan Parties in this Amendment and all the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (both before and after giving effect to this Amendment) and on and as of the date that the other conditions precedent in this Section 6 have been satisfied.

         7. Amendment Fee. The Borrower agrees to pay to Lender, for the account of Lender, an amendment fee in an amount equal to $25,000 due and payable on May 1, 1996. Such fee shall be non-refundable and fully earned as of the date hereof.

         8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         9. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                       Borrower:

                                       C.I.S., INC.


                                       By:   /s/ Thomas G. Noulles
                                             Name: Thomas G. Noulles
                                             Title: Vice President
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                                       Parent:

                                       C.I.S. TECHNOLOGIES, INC.


                                       By:   /s/ Thomas G. Noulles
                                             Name: Thomas G. Noulles
                                             Title: Vice President

                                       Lender:

                                       GENERAL ELECTRIC CAPITAL
                                         CORPORATION

                                       By:   /s/ Dan Pengue
                                             Name: Dan Pengue
                                             Title: Authorized Signatory

   Each of the undersigned guarantors (i) acknowledges and consents to of the amendment to the Credit Agreement effected by this Amendment, and (ii) hereby confirms and agrees that its obligations under the Parent Guaranty or the Subsidiary Guaranty, as the case may be, shall continue without any diminution thereof and shall remain in full force and effect on and after the effectiveness of this Amendment.

   Acknowledged, consented and agreed to as of this April __, 1996.

   Guarantors:

   C.I.S. TECHNOLOGIES, INC.

   By: /s/ Thomas G. Noulles
          Name: Thomas G. Noulles
          Title: Vice President

   AMSC, INC.

   By: /s/ Thomas G. Noulles
          Name: Thomas G. Noulles
          Title: Vice President
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